Exhibit 32.2

AMENDED CERTIFICATION OF CHIEF FINANCIAL OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying amended Quarterly Report on Form 10-Q/A of VR Holdings, Inc. for the fiscal quarter ending December 31, 2012, I, John E. Baker, Chief Financial Officer of VR Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such amended Quarterly Report on Form 10-Q/A for the fiscal quarter ending December 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such amended Quarterly Report on Form 10-Q/A for the fiscal quarter ending December 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of VR Holdings, Inc.

Date: March 25, 2013

  /s/ John E. Baker

John E. Baker, Chief Financial Officer and Principal Accounting Officer of VR Holdings, Inc